Capital Growth Portfolio

Growth Portfolio

Supplement to the Statement of Additional Information Dated
September 7, 2017

Effective April 20, 2018, State Street Bank and Trust Company, One Lincoln
Street, Boston, MA 02111, serves as the custodian for the Capital Growth
Portfolio and the Growth Portfolio (the “Portfolios”). The custodian is responsible for maintaining the Portfolios’ assets, keeping all necessary accounts and records of the Portfolios’ assets, and appointing any foreign sub-custodians or foreign securities depositories.

© 2018 The Vanguard Group, Inc. All rights reserved.
Vanguard Marketing Corporation, Distributor.	SAI 64H 042018